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                                                                    EXHIBIT 10.3

                         BACK-UP L/C AND B/A DEMAND NOTE

                                                      Springfield, Massachusetts
$15,000,000.00                                        June 18, 2001

         Enesco Group, Inc., a Massachusetts corporation (the "Borrower"), promises to pay, ON DEMAND, to the order of Fleet National Bank (the "Bank") the sum of FIFTEEN MILLION DOLLARS ($15,000,000.00), or the then aggregate unpaid principal amount of all Advances made by the Bank to or on behalf of the Borrower pursuant to Section 2.1.B of the Amended and Restated Senior Revolving Credit Agreement hereinafter referred to (as the same has been amended from time to time, or may be further amended, modified, supplemented and/or restated from time to time, the "Agreement"), in U.S. Dollars in immediately available funds at the address of the Bank specified in the Agreement (or such other place as may be required under the Agreement), together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement until paid in full. If not sooner demanded by the Bank, the Borrower shall pay the principal of and all accrued and unpaid interest on any Advances in full on the Facility Termination Date.

         The Bank shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Advance and the date and amount of each principal payment hereunder.

         This Note is the Back-Up L/C and B/A Demand Note issued pursuant to, and is entitled to the benefits of, the Senior Revolving Credit Agreement, dated as of August 3, 2000 among the Borrower, the Borrowing Subsidiaries from time to time party thereto, and the Bank, as amended and restated in its entirety pursuant to the Amended and Restated Senior Revolving Credit Agreement among the parties, dated as of August 23, 2000, as further amended by a First Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of November 27, 2000, as further amended by a Second Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of November 30, 2000, as further amended by a Third Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of March 23, 2001, as further amended by a Fourth Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of April 6, 2001, and as further amended by a Fifth Amendment to Amended and Restated Senior Revolving Credit Agreement among the parties dated as of even date herewith, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

         This Note shall be governed by the internal laws (and not the law of conflicts) of The Commonwealth of Massachusetts, United States of America.

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         This Back-Up L/C and B/A Demand Note is executed as an instrument under seal as of the date first above written.


                                        ENESCO GROUP, INC.



                                        By:  /s/ Daniel DalleMolle
                                           -------------------------------------
                                        Print Name:  Daniel DalleMolle
                                                    ----------------------------
                                        Title: Chief Executive Officer
                                              ----------------------------------




                                        By:  /s/ Jeffrey W. Lemajeur
                                           -------------------------------------
                                        Print Name:  Jeffrey W. Lemajeur
                                                    ----------------------------
                                        Title: Chief Financial Officer
                                              ----------------------------------